                                                                     EXHIBIT 4.1


                                MD2patient, Inc.

                ORGANIZED UNDER THE LAWS OF THE STATE OF GEORGIA

NUMBER                                                                    SHARES
MDA
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

This Certifies That




is the owner of

                  FULLY PAID AND NON-ASSESSABLE SHARES OF THE
            SERIES A CONVERTIBLE PREFERRED STOCK, $.01 PAR VALUE, OF

MD2patient, Inc., a Georgia corporation, fully paid and non-assessable, transferable on the books of the Corporation by the holder hereof in person or by Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     In Witness, Whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated:


/s/ Albert Rodewald                                      /s/ John E. Blount
       TREASURER                                       PRESIDENT AND SECRETARY

                                (CORPORATE SEAL)




COUNTERSIGNED AND REGISTERED:
                             SUNTRUST BANK, ATLANTA
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY
                              AUTHORIZED SIGNATURE


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     These securities have not been registered under the Federal Securities Act of 1933, as amended (the "Federal Act"), or the securities laws of any state, and are issued and sold in reliance upon certain exemptive provisions of the Federal Act and such laws. Said securities cannot be sold or transferred except if, in the opinion of counsel reasonably acceptable to the issuer, any such sale or transfer would be: (1) pursuant to an effective registration statement under the Federal Act or pursuant to an exemption from such registration and (2) pursuant to an effective registration under applicable state securities laws or pursuant to an exemption from such registration.
     The shares of MD2patient, Inc. (the "Corporation") evidenced hereby are subject to, among other things, (1) transfer restrictions prohibiting the transfer of such shares to anyone without the prior written consent of the Corporation, (ii) conversion into shares of Common Stock of the Corporation at the option of the holder hereof, and (iii) automatic conversion into shares of Common Stock of the Corporation upon the completion of a qualifying initial public offering by the Corporation, all as provided in more detail in the Articles of Incorporation of the Corporation. Copies of the Articles of Incorporation of the Corporation are available from the Corporate Secretary of the Corporation at the Corporation's principal office located at 1913 21st Avenue South, Nashville, Tennessee 37212, and will be furnished to any stockholder upon written request without cost.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common             UNIF GIFT MIN ACT-       Custodian
                                                             ------------------------
TEN ENT  -as tenants by the entireties                         (Cust)        (Minor)
JT TEN   -as joint tenants with right of                     under Uniform Gifts to Minors
          survivorship and not as tenants                    Act
          in common                                             -----------------
                                                                      (State)


     Additional abbreviations may also be used though not in the above list


  For value received,_________________hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                     ]

_________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________________

_________________________________________________________________________________

___________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
  Dated______________________

                                    _________________________________________
                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANY CHANGE WHATEVER.

             Signature(s)Guaranteed:_________________________________________
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                    AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS
                                    A SECURITIES BROKER/DEALER, COMMERCIAL BANK,
                                    TRUST COMPANY, SAVINGS ASSOCIATION ON A
                                    CREDIT UNION PARTICIPATING IN A MEDALLION
                                    PROGRAM.